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                                                                    Exhibit 10.9


                                    GUARANTY
                                      (BCC)



TO:      MEDITRUST MORTGAGE INVESTMENTS, INC.

         1. GUARANTY OF PAYMENT AND PERFORMANCE OF OBLIGATIONS. For value received and hereby acknowledged and as an inducement to MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation, having its principal office at 197 First Avenue, Needham Heights, Massachusetts 02494 (hereinafter referred to as the "Lender") to enter into that certain Omnibus Assignment and Assumption Agreement, Amendment of Loan Documents, Amendment of Lease Documents, Termination of Lease Documents, Consent to Assignment and Confirmation of Guaranties, of even date herewith, by and among (i) Hawthorn Health Properties, Inc., National Care Centers of Hermitage, Inc., National Care Centers, Inc., National Care Centers of Lebanon, Inc., Springfield Retirement Village, Inc., National Care Centers of Nixa, Inc., National Care Centers of Springfield, Inc., and Mt. Vernon Park Care Center West, Inc., (ii) BCC at Lebanon Care Center, Inc., BCC at Lebanon Park Manor, Inc., BCC at Nixa Park Center, Inc., BCC at Springfield Care Center, Inc., BCC at Mt. Vernon Park Care Center, Inc., BCC at Mt. Vernon Park Care Center West, Inc., and BCC at Hermitage Park Care Center, Inc., (iii) Balanced Care Corporation, and Dixon Management, Inc., (iv) Meditrust Mortgage Investments, Inc., (v) Christian Health Care of Missouri, Inc., (vi) Cornerstone Health Care, Inc., (vii) Cornerstone Properties Investment II, LLC, (viii) Christian Health Care Personnel Services, Inc., (ix) Christian Health Care, Inc., (x) Christian Health Care of Hermitage, Inc., Christian Health Care of Lebanon North, Inc., Christian Health Care of Springfield West Park, Inc. Christian Health Care of Springfield West, Inc., Christian Health Care of Lebanon South, Inc., Christian Health Care of Springfield East, Inc., and Christian Health Care of Nixa, Inc., and (xi) Alington D. Kilgore (the "Omnibus Assignment and Consent"), the undersigned, BALANCED CARE CORPORATION, a Delaware corporation, having its principal place of business at 1215 Manor Drive, Mechanicsburg, PA 17055 (the "Guarantor"), being the sole shareholder of each of the Balanced Care Lessees (as defined under the Omnibus Assignment and Consent) and certain other subsidiaries, and, as such, deriving a substantial benefit from the consummation of the BCC/CHC Lease Assignments (as defined under the Omnibus Assignment and Consent) and the other transactions described under the BCC/CHC Purchase Agreement (as defined under the Omnibus Assignment and Consent), hereby unconditionally guarantees to the Lender the full payment and performance of the "Loan Obligations", as such term is defined under the Loan Agreement (as defined under the Omnibus Assignment and Consent).
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         This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Loan Obligations and not merely of their collectibility, and is in no way conditioned upon any requirement that the Lender first collect or attempt to collect the Loan Obligations or any portion thereof from the Borrowers (as defined under the Loan Agreement) or from any endorser, surety or other guarantor of any of the same or resort to any security or other means of obtaining the payment and/or performance of any of the Loan Obligations that the Lender now has or may acquire after the date hereof, or upon any other contingency whatsoever. Upon any Loan Default (as defined in the Loan Agreement), the Loan Obligations and all liabilities and obligations of the Guarantor to the Lender, hereunder or otherwise, shall, at the option of the Lender, become immediately due and payable to the Lender without further demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lender on any number of occasions. This Guaranty shall continue in full force and effect until the complete payment and performance of all of the Loan Obligations.

         All payments hereunder received by the Lender shall be applied by the Lender, without any marshalling of assets, towards the payment and/or performance of the Loan Obligations and any other indebtedness of the Guarantor hereunder in such order as the Lender, in its sole and absolute discretion, may determine.

         2. DEFINED TERMS. Capitalized terms used herein and not otherwise specifically defined herein shall have the same meanings ascribed to such terms in the Loan Agreement.

         3. THE GUARANTOR'S FURTHER AGREEMENTS TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor, to pay to the Lender forthwith upon demand, in funds immediately available to the Lender, all costs and expenses, including without limitation, court costs and attorneys' fees and expenses and court costs, reasonably incurred or expended by the Lender in connection with the collection or enforcement of the Obligations and the enforcement of all of the other obligations hereunder. Any amounts owed to the Lender under this Section 3 shall be a demand obligation and, if not paid within ten (10) days after demand, shall thereafter, to the extent then permitted by applicable law, bear interest at the Advances Rate until the date of payment. The provisions of this Section 3 shall survive the foreclosure of any Deed of Trust.

         4. LIABILITY OF THE GUARANTOR. This Guaranty is unlimited and the Guarantor shall be jointly and severally liable with every endorser, surety or other guarantor of any or all of the Loan Obligations and the continuation of this Guaranty shall not be affected by the termination, discontinuance, release or modification of any agreement from (a) any such endorser, surety or guarantor and/or (b) any other endorser, surety or guarantor of any of the other Obligations. Nothing contained herein or otherwise shall require the Lender to make demand upon or join the Borrowers or any such endorser, surety or guarantor or other party in any suit brought upon this Guaranty; and the Guarantor hereby waives any right to require marshalling or






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exhaustion of any remedy against any collateral, other property, or any other
Person primarily or secondarily liable.

         5. THE LENDER FREEDOM TO DEAL WITH THE BORROWERS AND OTHER PARTIES. Except as otherwise expressly provided herein, the Lender shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Borrowers and with each other Person who now is or after the date hereof becomes liable in any manner for any of the Obligations in such manner as the Lender, in its sole and absolute discretion, deems fit. The Lender and the other Meditrust Entities have full authority (in their sole and absolute discretion) to do any or all of the following things, none of which shall discharge or affect the Guarantor's liability hereunder:

         (a) extend credit, make loans and afford other financial accommodations to any of the Borrowers and/or any of the Related Parties at such times, in such amounts and on such terms as the Lender may approve; provided, however, that if such credit, loans or other financial accommodations (i) increase, in any material respect, the Obligations or (ii) are cross-defaulted with the Loan Documents, the Lender shall not take any such action without first obtaining the consent of the Guarantor (which consent shall not be unreasonably withheld, delayed or conditioned).

         (b) after receipt of the prior written consent of the Guarantor (which consent shall not be unreasonably withheld, conditioned or delayed), modify, amend or vary, in any material respect, the terms of any of the Obligations or any instrument relating to or securing the same, and without limitation, this Guaranty shall survive the foreclosure of the Deeds of Trust;

         (c) grant extensions or renewals of any present or future indebtedness;

         (d) grant time, waivers and other indulgences in respect of any of the Obligations;

         (e) vary, exchange, release or discharge, wholly or partially, or delay or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Lender or any of the other Meditrust Entities now has or acquires after the date hereof;

         (f) take or omit to take any of the actions referred to in any instrument evidencing, securing or relating to any of the Obligations or any actions under this Guaranty;

         (g) fail, omit or delay to enforce, assert or exercise any right, power or remedy conferred on the Lender or any of the other Meditrust Entities in this Guaranty or in any other instrument evidencing, securing or relating to any of the Obligations or take or refrain from taking any other action;




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         (h) accept partial payments from any of the Borrowers, any other member of the Borrowing Group, any of the Related Parties or any other Person;

         (i) after receipt of the prior written consent of the Guarantor (which consent shall not be unreasonably withheld, conditioned or delayed), release or discharge, wholly or partially, any of the Borrowers, any other member of the Borrowing Group, any of the Related Parties and/or any other Person now or hereafter primarily or secondarily liable for the Obligations (or any portion thereof);

         (j) accept additional collateral for the payment of any Obligations;

         (k) after receipt of the prior written consent of the Guarantor (which consent shall not be unreasonably withheld, conditioned or delayed), compromise or make any settlement or other arrangement with any of the Borrowers, any other member of the Borrowing Group, any of the Related Parties or any other Person referred to in clause (i) above; and

         (l) consent to and participate in the proceeds of any assignment, trust or mortgage for the benefit of creditors.

         6. UNENFORCEABILITY OF OBLIGATIONS; INVALIDITY OF SECURITY OR OTHER GUARANTIES. The obligations of the Guarantor hereunder shall not be affected by any change in the beneficial ownership of any of the Borrowers, any other member of the Borrowing Group or any of the Related Parties, by reason of any disability of any of the Borrowers, any other member of the Borrowing Group or any Related Party or by any other circumstance (other than the complete payment and performance of the Loan Obligations) which might constitute a defense available to, or a discharge of, any of the Borrowers, any other member of the Borrowing Group or any of the Related Parties in respect of any of the Obligations. If for any reason now or hereafter any of the Borrowers, any other member of the Borrowing Group or any of the Related Parties has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from any of the Borrowers, any other member of the Borrowing Group or any Related Party by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor and the Guarantor shall remain unconditionally liable for the complete payment and performance of the Loan Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. This Guaranty shall continue to be effective or be reinstated, as the case may be, if, at any time, any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender or any of the other Meditrust Entities, upon the insolvency, bankruptcy or reorganization of any of the Borrowers or any of the Related Parties or otherwise, all as though such payment had not been made.





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         It shall not be necessary for the Lender to inquire into the power of the Borrowers or anyone acting or purporting to act on their behalf, and any Loan Obligation made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. The Guarantor hereby indemnifies the Lender and agrees to save it harmless against any damages or expenses suffered by the Lender should any representation contained herein prove untrue in any material respect. The aforesaid indemnification agreement shall include, without limitation, attorneys' fees and expenses and court costs reasonably incurred by the Lender in connection with the enforcement of said indemnification.

         The indemnity provisions of this Section 6 shall survive the complete payment and performance of the Obligations and the foreclosure of the Deeds of Trust.

         7. NO CONTEST WITH THE LENDER. No set-off, counterclaim, reduction or diminution of any obligation, or any claim or defense of any kind or nature which the Guarantor has or may have against any of the Borrowers, any other member of the Borrowing Group, any of the Related Parties or the Lender shall be available hereunder to the Guarantor. The Guarantor shall not assert and hereby waives any right whatsoever that the Guarantor may have at law or in equity, including, without limitation, any right of subrogation or to seek contribution, indemnification or any other form of reimbursement from the Borrowers, any other endorser, surety or guarantor of any of the Obligations or any other Person now or hereafter primarily or secondarily liable for any of the Obligations; provided, however, notwithstanding the foregoing or any other provision to the contrary contained herein, in any other Loan Document, upon the payment in full of the Loan Obligations and the expiration of ninety (90) days thereafter without the filing of any proceedings under the Bankruptcy Code by or against any Borrower or any member of the Borrowing Group, the Guarantor shall nonetheless have the right of subrogation, and the right to seek contribution, indemnification and reimbursement against Borrowers and any one or more of the other members of the Borrowing Group and the Related Parties to the fullest extent permitted under applicable laws in connection with amounts paid hereunder or under any other guaranty or suretyship agreement provided to Lender by the Guarantor or any Affiliate of the Guarantor. The Guarantor shall not, in any proceedings under the Bankruptcy Code or insolvency proceedings of any nature, prove in competition with the Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of any of the Borrowers, any other member of the Borrowing Group or any of the Related Parties or the benefit of any other security for any Obligation which, now or hereafter, the Guarantor may hold in competition with the Lender.

         8. SET-OFF. In addition to any rights now or hereafter granted under any agreement or applicable law and not by way of limitation of any such rights, upon the occurrence of any Loan Default, including, without limitation, any default by the Guarantor hereunder, the Lender and the other Meditrust Entities are hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Guarantor or to any other Person, all of which are hereby expressly waived, to set off and to appropriate and apply







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any and all deposits and any other indebtedness at any time held by or owing to the Lender (or any of the other Meditrust Entities) to or for the credit or the account of the Guarantor against and on account of the obligations and liabilities of the Guarantor to the Lender or any of the other Meditrust Entities under this Guaranty or otherwise, irrespective of whether or not the Lender or any of the other Meditrust Entities shall have made any demand hereunder or under any Related Party Agreement and although said obligations, liabilities or claims, or any of them, may then be contingent or unmatured and without regard to the availability or adequacy of other collateral. The Guarantor also grants to the Lender (and the other Meditrust Entities) a security interest in all of the Guarantor's deposits, securities and other property at any time and from time to time, in the possession of the Lender (or any of the other Meditrust Entities) and, upon the occurrence of any Loan Default, the Lender and the other Meditrust Entities may exercise all rights and remedies of a secured party under the Massachusetts Uniform Commercial Code. The Lender and the other Meditrust Entities shall have no duty to take steps to preserve rights against prior parties as to such securities or other property.

         The Guarantor hereby agrees that all collateral now or hereafter granted as security for any indebtedness of the Guarantor to the Lender and/or the other Meditrust Entities shall be deemed to be additional collateral securing the Obligations.

         9. GENERAL PROVISIONS; RULES OF CONSTRUCTION. The provisions set forth in Section 6.10 and Section 12 of the Loan Agreement are hereby incorporated herein by reference, mutatis, mutandis and shall be applicable to this Guaranty as if set forth in full herein.

         10. ACKNOWLEDGMENT. Without limiting any of the other provisions set forth herein, the Guarantor acknowledges and agrees that the execution and delivery of this Guaranty shall not amend, abridge, limit, modify, release, terminate or otherwise affect any of the provisions of any of the BCC Missouri Lease Guaranties (as defined under the Omnibus Assignment and Consent).






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         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as an instrument under seal as of the 12th day of January, 2000.


WITNESS:                       GUARANTOR:

                               BALANCED CARE CORPORATION,
                               a Delaware corporation



/s/Jaynelle D. Covert          By:/s/Robin L. Barber
Name:Jaynelle D. Covert            Name:Robin L. Barber
                                   Title:Senior Vice President and Legal Counsel
                                   & Assistant Secretary







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